                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 1998

                            ARV ASSISTED LIVING, INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-26980                33-0160968
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                             245 Fischer Avenue, D-1
                              Costa Mesa, CA 92626
              (Address of Principal Executive Offices and Zip Code)

      (Registrant's telephone number, including area code): (714) 751-7400



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ITEM 5. OTHER EVENTS

         The Registrant's press release dated December 7, 1998 is filed herewith and incorporated herein by this reference.

ITEM 7. EXHIBITS

          (c) Exhibits. The following exhibit is filed as part of this Report:

              Exhibit No.       Description
              -----------       -----------
                   99.1         Press Release issued by the Registrant dated
                                December 7, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARV ASSISTED LIVING, INC.


         Date:  December 9, 1998       By: /s/ Sheila M. Muldoon
                                           -------------------------------------
                                       Name: Sheila M. Muldoon
                                       Title: Senior Vice President and
                                              General Counsel



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release issued by the Registrant dated December 7, 1998



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